THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT (collectively, this "Third Amendment"), dated as of September 14, 2005, among PACER INTERNATIONAL, INC., a Tennessee corporation (the "Borrower"), various Subsidiaries of the Borrower, the lenders party hereto (each, a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, Credit Suisse First Boston, Cayman Islands Branch and Harris Trust & Savings Bank, as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), Bear Stearns Corporate Lending Inc. and Credit Lyonnais New York Branch, as Co-Syndication Agents (in such capacity, the "Co-Syndication Agents"), and the Administrative Agent (and together with the Co-Documentation Agents and the Co-Syndication Agents, each, an "Agent" and, collectively, the "Agents") are parties to a Credit Agreement, dated as of June 10, 2003 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend, and the Lenders wish to grant a consent to, certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

  Amendments to Credit Agreement.

      Section 8.14(a) of the Credit Agreement is hereby amended by (i) deleting the amount "$100,000,000" appearing in clause (v) of said Section and inserting the amount "$150,000,000" in lieu thereof and (ii) deleting the amount "$40,000,000" appearing in clause (vi) of said Section and inserting the amount "$75,000,000" in lieu thereof.

      Section 9.06 of the Credit Agreement is hereby amended by (i) deleting clause (vi) of said Section in its entirety and inserting the text "(vi) [intentionally deleted];" in lieu thereof and (ii) deleting clause (vii) of said Section in its entirety and inserting the following new clause (vii) in lieu thereof:

      "(vii) the Borrower may from time to time declare Dividends with respect to Borrower Common Equity Interests, and thereafter repurchase or redeem with cash outstanding Borrower Common Equity Interests and/or make or pay cash Dividends with respect to Borrower Common Equity Interests (including cash Dividends which have accrued on shares of Borrower Common Stock subject to purchase under options and warrants, as and when such options or warrants are exercised), so long as (u) no Default or Event of Default exists on the date of the declaration of any such Dividends or would result from the declaration or the making of any such Dividends on such date of declaration, (v) in the case of the making or payment of any Dividend which has accrued on shares of Borrower Common Stock subject to purchase under options and warrants, no Default or Event of Default exists on the date of the making or payment of any such Dividend or would result from the making of any such Dividend, (w) the aggregate amount of all Dividends declared (and, without duplication, cash expended to make or pay Dividends) pursuant to, and in reliance on, this clause (vii) does not exceed an amount equal to the sum of (1) $40,000,000 plus (2) 50% of Cumulative Consolidated Net Income (determined as of the date of any such declaration of Dividends), (x) calculations are made by the Borrower on the date of the declaration of the proposed Dividend demonstrating compliance with (I) an Adjusted Total Leverage Ratio not exceeding 2.50:1.0, determined on a Pro Forma Basis after giving effect to the making of the respective Dividend and the incurrence of any Indebtedness to finance the same and (II) covenants contained in Section 9.09 and 9.10 for the Calculation Period most recently ended prior to the date of the declaration of the proposed Dividend, determined on a Pro Forma Basis after giving effect to the making of the respective Dividend and the incurrence of any Indebtedness to finance the same, (y) any such Dividend made pursuant to this clause (vii) (excluding, however, the making of Dividends which have accrued on shares of Borrower Common Stock subject to purchase under options and warrants, as and when such options or warrants are exercised) is made within 90 days following the date of the declaration of such Dividend and (z) the Borrower shall have furnished to the Administrative Agent on, or within three Business Days following, the date of the declaration of the proposed Dividend (but in any event no later than the payment or making of any such Dividend), a certificate from an Authorized Officer of the Borrower certifying, to the best of his or her knowledge, as to compliance with the relevant requirements of this clause (vii) and containing the calculations required by the preceding clause (w) and (x); ".

      Section 9.12(v) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately after the text "to authorize" appearing in the proviso in said Section and (ii) inserting the following text prior to the period (".") at the end of said Section:

      "and (y) the issuance of options and warrants to purchase shares of Borrower Common Stock to employees, management and directors of the Borrower and its Subsidiaries which provide for (I) the accrual of declared Dividends on the shares of Borrower Common Stock subject to such options or warrants, prior to the exercise thereof, and (II) the payment of accrued but unpaid Dividends upon the exercise of such options or warrants".

      The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the last two sentences appearing in said definition and inserting the following two new sentences in lieu thereof:

      "Notwithstanding anything to the contrary contained above in this definition, (x) the Applicable Margins for each Tranche of Loans shall be the Highest Applicable Margins at all times during which there shall exist any Default or Event of Default and (y) prior to the date of delivery of the financial statements pursuant to Section 8.01(c) for the fiscal quarter of the Borrower ended closest to June 30, 2005, the Applicable Margin for 2005 Term Loans shall be the Highest Applicable Margin for such Tranche. It is understood and agreed that (x) for periods prior to the Second Amendment Effective Date, the "Applicable Margin" for New Term Loans shall be determined in accordance with the definition of "Applicable Margin" used in this Agreement (as in effect immediately prior to the Second Amendment Effective Date), (y) for periods on and after the Second Amendment Effective Date, the "Applicable Margin" for 2005 Term Loans shall be determined in accordance with the definition of "Applicable Margin" used in this Agreement (as in effect upon the occurrence of the Second Amendment Effective Date) and (z) for periods on and after the Second Amendment Effective Date, the "Applicable Margin" for Revolving Loans and Swingline Loans shall be determined in accordance with the definition of "Applicable Margin" used in this Agreement (as in effect upon the occurrence of the Third Amendment Effective Date).".

      The definition of "Consolidated Net Income" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following proviso prior to the period (".") appearing at the end of said definition:

      "provided further, that, for purposes of the calculation of "Consolidated Net Income" as used in the definition of "Cumulative Consolidated Net Income" only, (i) there shall be excluded therefrom (to the extent otherwise included therein) any extraordinary non-cash gains or extraordinary non-cash charges during such period, (ii) there shall be added thereto (to the extent the same reduced Consolidated Net Income for such period) non-cash charges relating to the write-off during the fiscal quarter of the Borrower ended nearest to June 30, 2005 of capitalized software development costs actually incurred by the Borrower and its Subsidiaries in an aggregate amount (determined on an after-tax basis) not to exceed $6,800,000, and (iii) there shall be deducted therefrom (to the extent not otherwise deducted in accordance with GAAP), any cash payments made in such period on account of an extraordinary non-cash charge incurred in such period or in a prior period".

      Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definition of "Excess Proceeds Amount" appearing in said Section and (ii) inserting the following new definition in said Section:

      "Borrower Common Equity Interests" shall mean shares of Borrower Common Stock and any options or warrants to purchase shares of Borrower Common Stock.

      "Cumulative Consolidated Net Income" shall mean, at any time for any determination thereof, the Consolidated Net Income of the Borrower and its Subsidiaries for the period (taken as one accounting period) commencing on December 27, 2003 and ending on the last day of the then most recently ended fiscal quarter (or fiscal year, in the case of the fourth fiscal quarter of a fiscal year) of the Borrower for which financial statements have been delivered pursuant to Section 8.01(b) or (c), as the case may be.

      "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment and Consent to Credit Agreement, dated as of September 14, 2005, among the Borrower and various Lenders.

      Notwithstanding anything to the contrary contained in the Credit Agreement, each Lender with a Revolving Loan Commitment hereby agrees that the amount of the Letter of Credit Fees otherwise required to be paid by the Borrower to such Lender pursuant to Section 3.01(c) on the Quarterly Payment Date occurring closest to September 30, 2005 shall be reduced by that amount which the Borrower previously overpaid to such Lender as a result of a different rate per annum having been applied on the Stated Amount of outstanding Letters of Credit than the rate actually required by the Credit Agreement (as retroactively amended by this Third Amendment).

  Miscellaneous Provisions.

      In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date both before and after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

      THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Borrower, each Lender with a Revolving Loan Commitment and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).

      From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

PACER INTERNATIONAL, INC.

By: /s/ Joseph B. Doherty
Title: Vice President, Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative
Agent

By: /s/ Omayra Laucella
Title: Vice President

By: /s/ Lana Gifas
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 14, 2005, AMONG PACER INTERNATIONAL, INC., VARIOUS FINANCIAL INSTITUTIONS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BEAR STEARNS CORPORATE LENDING INC.

By: /s/ Victor Bulzacchelli

Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ Ronald Drobny

Title: Senior Vice President

CIT LENDING SERVICES CORPORATION

By: /s/ Mark O'Keeffe

Title: Vice President

CALYON NEW YORK BRANCH

By: /s/ Alex Averbukh

Title: Director

By: /s/ Mark Koneval

Title: Managing Director

CSAM FUNDING I

By: /s/ Andrew H. Marshak

Title: Authorized Signatory

CSAM FUNDING III

By: /s/ Andrew H. Marshak

Title: Authorized Signatory

FLAGSHIP CAPITAL CLO 2001-1
By: Flagship Capital Management, Inc.

By: /s/ Mark Pelleter

Title: Director

FLAGSHIP CAPITAL CLO II
By: Flagship Capital Management, Inc.

By: /s/ Mark Pelleter

Title: Director

FLAGSHIP CAPITAL CLO III
By: Flagship Capital Management, Inc.

By: /s/ Mark Pelleter

Title: Director

HARRIS N.A., as successor by merger to
Harris trust & Savings Bank

By: /s/ Patrick McDonnell

Title: Managing Director

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ Kathleen Ross

Title: Senior Vice President

LCM I LIMITED PARTNERSHIP
By: Lyon Capital management LLC,
as Collateral Manager

By: /s/ Alexander B. Kenna

Title: Portfolio Manager

LCM II LIMITED PARTNERSHIP
By: Lyon Capital management LLC,
as Collateral Manager

By: /s/ Alexander B. Kenna

Title: Portfolio Manager

MIZUHO CORPORATE BANK, LTD.

By: /s/ Jame R. Fayen

Title: Senior Vice President

MORGAN STANLEY PRIME INCOME TRUST

By: /s/ Jinny K. Kim

Title: Vice President

PPM SHADOW CREEK FUNDING LLC

By: /s/ Anna M. Tallent

Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By: /s/ Ann E. Morris

Title: Authorized Agent

DRYDEN LEVERAGED LOAN CDO 2002-II
By: Prudential Investment Management, Inc.
as Collateral Manager

By: /s/ B. Ross Smead

Title: Vice President

DRYDEN III - LEVERAGED LOAN CDO 2002
By: Prudential Investment Management, Inc.
as Collateral Manager

By: /s/ B. Ross Smead

Title: Vice President

DRYDEN IV - LEVERAGED LOAN CDO 2003
By: Prudential Investment Management, Inc.
as Collateral Manager

By: /s/ B. Ross Smead

Title: Vice President

DRYDEN VIII - LEVERAGED LOAN CDO 2005
By: Prudential Investment Management, Inc.
as Collateral Manager

By: /s/ B. Ross Smead

Title: Vice President

Sankaty Advisors, LLC as Collateral Manager for
RACE POINT II CLO, LIMITED, as Term Lender

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
CASTLE HILL I -- INGOTS, LTD., as Term Lender

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

KATANAH II, LTD.
By: Sankaty Advisors, LLC as Sub - Advisors

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
CASTLE HILL III CLO, LTD., as Term Lender

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
RACE POINT CLO, LIMITED, as Term Lender

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
CASTLE HILL II-INGOTS, LTD., as Term Lender

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

KATANAH III, LTD.
By: Sankaty Advisors, LLC as Sub - Advisors

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

KATANAH IV, LTD.
By: Sankaty Advisors, LLC as Sub - Advisors

By: /s/ Diane J. Exter

Title: Managing Director
Portfolio Manager

STANFIELD BRISTOL CLO, LTD.
By: Stanfield Capital Partners LLC
as Its Collateral Manager

By: /s/ Christopher E. Jansen

Title: Managing Partner

EAGLE LOAN TRUST
By: Stanfield Capital Partners LLC
as Its Collateral Manager

By: /s/ Christopher E. Jansen

Title: Managing Partner

STANFIELD ARBITRAGE CLO, LTD.
By: Stanfield Capital Partners LLC
as Its Collateral Manager

By: /s/ Christopher E. Jansen

Title: Managing Partner

STANFIELD CARRERA CLO, LTD.
By: Stanfield Capital Partners LLC
as Its Asset Manager

By: /s/ Christopher E. Jansen

Title: Managing Partner

WINDSOR LOAN FUNDING, LIMITED
By: Stanfield Capital Partners LLC
as Its Investment Manager

By: /s/ Christopher E. Jansen

Title: Managing Partner

STANFIELD QUATTRO CLO, LTD.
By: Stanfield Capital Partners LLC
as Its Collateral Manager

By: /s/ Christopher E. Jansen

Title: Managing Partner

ULT CBNA LOAN FUNDING LLC,
for itself or as agent for ULT CFPI Loan Funding LLC

By: /s/ Beata Konopko

Title: Attorney-in-fact

UNION BANK OF CALIFORNIA, N.A.

By: /s/ J. William Bloore

Title: Vice President

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

By: /s/ Christina Jamison

Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

By: /s/ Christina Jamison

Title: Executive Director